STATEMENT OF ADDITIONAL INFORMATION
for the Brandywine Advisors Fund series
of Brandywine Blue Fund, Inc.                                   January 28, 2002


                            BRANDYWINE ADVISORS FUND


       This Statement of Additional Information is not a prospectus and should be read in conjunction with the prospectus of Brandywine Advisors Fund dated January 28, 2002. Requests for copies of the prospectus should be made in writing to Brandywine Advisors Fund, P.O. Box 4166, Greenville, Delaware, 19807,
Email: bfunds@friess.com or Website: www.brandywinefunds.com, or by calling
(877) 636-6460.

       The following financial statements are incorporated by reference to the Annual Report, dated September 30, 2001, of Brandywine Advisors Fund (File No. 811-06221), as filed with the Securities and Exchange Commission on October 31, 2001:

                         Statement of Net Assets
                         Statement of Operations
                         Statement of Changes in Net Assets
                         Financial Highlights
                         Notes to Financial Statements
                         Report of Independent Accountants

       Stockholders may obtain a copy of the Annual Report, without charge, by calling 1-877-636-6460.





                           BRANDYWINE BLUE FUND, INC.
                            BRANDYWINE ADVISORS FUND
                                3711 Kennett Pike
                           Greenville, Delaware 19807

                            BRANDYWINE ADVISORS FUND

                                Table of Contents

                                                                       Page No.

GENERAL INFORMATION AND HISTORY...........................................1

INVESTMENT RESTRICTIONS...................................................1

INVESTMENT CONSIDERATIONS.................................................3

DIRECTORS AND OFFICERS OF THE COMPANY.....................................4

PRINCIPAL STOCKHOLDERS....................................................9

INVESTMENT ADVISER AND SUB-ADVISER........................................9

SERVICE AGREEMENT........................................................12

DETERMINATION OF NET ASSET VALUE AND PERFORMANCE.........................12

DISTRIBUTION OF SHARES...................................................15

PURCHASE OF SHARES.......................................................15

REDEMPTION OF SHARES.....................................................16

ALLOCATION OF PORTFOLIO BROKERAGE........................................16

CUSTODIAN................................................................17

TAXES ...................................................................17

STOCKHOLDER MEETINGS.....................................................18

CAPITAL STRUCTURE........................................................20

INDEPENDENT ACCOUNTANTS..................................................20

DESCRIPTION OF SECURITIES RATINGS........................................21

       No person has been authorized to give any information or to make any representations other than those contained in this Statement of Additional Information and the Prospectus dated January 28, 2002 and, if given or made, such information or representations may not be relied upon as having been authorized by Brandywine Advisors Fund.

       This Statement of Additional Information does not constitute an offer to sell securities.

                         GENERAL INFORMATION AND HISTORY


       Brandywine Blue Fund, Inc. (the "Company") is an open-end, management investment company, consisting of two diversified portfolios, Brandywine Blue Fund and Brandywine Advisors Fund (the "Fund"), registered under the Investment Company Act of 1940 (the "Act"). This statement of additional information provides information about Brandywine Advisors Fund (the "Fund"). The Company is a Maryland corporation incorporated on November 13, 1990.

                             INVESTMENT RESTRICTIONS

       The Fund has adopted the following investment restrictions which are matters of fundamental policy and cannot be changed without approval of the holders of the lesser of: (i) 67% of the Fund's shares present or represented at a stockholder's meeting at which the holders of more than 50% of such shares are present or represented; or (ii) more than 50% of the outstanding shares of the Fund.

       1. The Fund will not purchase securities on margin, participate in a joint-trading account, sell securities short, or write or invest in put or call options.

       2. The Fund will not borrow money or issue senior securities, except for temporary bank borrowings. The Fund may pledge its assets to secure borrowings. The Fund will not purchase securities while it has any outstanding borrowings.

       3. The Fund will not lend money (except by purchasing debt securities of a type normally acquired by institutional investors or entering into repurchase agreements) and will not lend its portfolio securities.

       4. The Fund will not make investments for the purpose of exercising control or management of any company.

       5. The Fund will limit its purchases of securities of any issuer (other than the United States or an instrumentality of the United States) in such a manner that it will satisfy at all times the requirements of Section 5(b)(1) of the Act (i.e., that at least 75% of the value of its total assets is represented by cash and cash items (including receivables), U.S. Government Securities, securities of other investment companies, and other securities for the purpose of the foregoing limited in respect of any one issuer to an amount not greater than 5% of the value of the total assets of the Fund and to not more than 10% of the outstanding voting securities of such issuer.)

       6. The Fund will not concentrate 25% or more of the value of its total assets, determined at the time an investment is made, exclusive of U.S. Government Securities, in securities issued by companies engaged in the same industry.

       7. The Fund will not act as an underwriter or distributor of securities other than of its shares (except to the extent the Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933, as amended, in the disposition of restricted securities).

       8. The Fund will not purchase interests in any oil, gas or any other mineral exploration or development program.

       9. The Fund will not purchase or sell real estate or real estate mortgage loans. (This prohibition shall include limited partnership interests of limited partnerships investing in real estate, but shall not include readily marketable investments in real estate investment trusts or readily marketable securities of companies investing in real estate.)

       10. The Fund will not purchase or sell commodities or commodities contracts, including futures contracts.

       The following investment limitations are not fundamental and may be changed without stockholder approval.

       1. The Fund will not invest more than 5% of its total assets in securities of unseasoned issuers, including their predecessors, which have been in operation for less than 3 years.

       2. The Fund will not invest more than 15% of the value of its net assets in illiquid securities.

       3. The Fund will not purchase securities of other investment companies except (a) as part of a plan of merger, consolidation or reorganization approved by the stockholders of the Fund or (b) securities of registered closed-end investment companies on the open market where no commission or profit results, other than the usual and customary broker's commission and where as a result of such purchase the Fund would hold less than 3% of any class of securities, including voting securities, of any registered closed-end investment company and less than 5% of the Fund's assets, taken at current value, would be invested in securities of registered closed-end investment companies.

       4. The Fund's investments in money market instruments and cash will not exceed 10% of the Fund's net assets, except for short-term portfolio repositioning.

       Except for investment restrictions relating to borrowing money or investing in illiquid securities, unless specifically stated in an investment restriction, if a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage resulting from changes in value of a Fund's assets will not constitute a violation of that restriction.

                            INVESTMENT CONSIDERATIONS

       The Fund invests mainly in common stocks of U.S. companies. However when the Fund's investment adviser believes that securities other than common stocks offer opportunity for long-term capital appreciation, the Fund may invest up to 30% of its net assets in publicly distributed debt securities, preferred stocks, particularly those which are convertible into or carry rights to acquire common stocks, and warrants. (The Fund currently intends to invest not more than 10% of its net assets in any of publicly distributed debt securities, preferred stocks or warrants.) Investments in publicly distributed debt securities and nonconvertible preferred stocks offer an opportunity for growth of capital during periods of declining interest rates, when the market value of such securities in general increases. The Fund will limit its investments in publicly distributed debt securities to those which have been assigned one of the three highest ratings of either Standard & Poor's Corporation (AAA, AA and A) or Moody's Investors Service, Inc. (Aaa, Aa and A). In the event a publicly distributed debt security is downgraded after investment, the Fund may retain such security unless it is rated less than investment grade (i.e., less than BBB by Standard & Poor's Corporation or Baa by Moody's Investors Service, Inc.). If it is downgraded below investment grade, the Fund will promptly dispose of such publicly distributed debt security. A description of the foregoing ratings is set forth in "Description of Securities Ratings."

       The Fund may invest in securities of foreign issuers or in American Depository Receipts of such issuers. Such investments may involve risks which are in addition to the usual risks inherent in domestic investments. The value of the Fund's foreign investments may be significantly affected by changes in currency exchange rates and the Fund may incur costs in converting securities denominated in foreign currencies to U.S. dollars. In many countries, there is less publicly available information about issuers than is available in the reports and ratings published about companies in the United States. Additionally, foreign companies are not subject to uniform accounting, auditing and financial reporting standards. Dividends and interest on foreign securities may be subject to foreign withholding taxes, which would reduce the Fund's income without providing a tax credit for the Fund's stockholders. Although the Fund intends to invest in securities of foreign issuers domiciled in nations which the Fund's investment adviser considers as having stable and friendly governments, there is the possibility of expropriation, confiscatory taxation, currency blockage or political or social instability which could affect investments in those nations.

       The money market instruments in which the Fund invests include conservative fixed-income securities, such as U.S. Treasury Bills, certificates of deposit of U.S. banks (provided that the bank has capital, surplus and undivided profits, as of the date of its most recently published annual financial statements, with a value in excess of $100,000,000 at the date of investment), commercial paper rated A-1 by Standard & Poor's Corporation or Prime-l by Moody's Investors Service, Inc., commercial paper master notes and repurchase agreements. Commercial paper master notes are unsecured promissory notes issued by corporations to finance short-term credit needs. They permit a series of short-term borrowings under a single note. Borrowings under commercial paper master notes are payable in whole or in part at any time upon demand, may be prepaid in whole or in part at any time, and bear interest at rates which are fixed to known lending rates and automatically adjusted when such known lending rates change. There is no secondary market for commercial paper master notes. The Fund's investment adviser will monitor the creditworthiness of the issuers of the commercial paper master notes while any borrowings are outstanding.

       Repurchase agreements are agreements under which the seller of a security agrees at the time of sale to repurchase the security at an agreed time and price. The Fund will not enter into repurchase agreements with entities other than banks or invest over 15% of its net assets in repurchase agreements with maturities of more than seven days. If a seller of a repurchase agreement defaults and does not repurchase the security subject to the agreement, the Fund will look to the collateral security underlying the seller's repurchase agreement, including the securities subject to the repurchase agreement, for satisfaction of the seller's obligation to the Fund. In such event, the Fund might incur disposition costs in liquidating the collateral and might suffer a loss if the value of the collateral declines. In addition, if bankruptcy proceedings are instituted against a seller of a repurchase agreement, realization upon the collateral may be delayed or limited.

                      DIRECTORS AND OFFICERS OF THE COMPANY

       As a Maryland corporation, the business and affairs of the Company are managed by its officers under the direction of its Board of Directors. The same persons currently serve as directors and officers of both Brandywine Blue Fund, Inc. and Brandywine Fund, Inc., another registered investment company advised by the Fund's investment adviser. The name, address, principal occupations during the past five years and other information with respect to each of the directors and officers of the Company are as follows:

ROBERT F. BIRCH                                                   Age 65
---------------

8 Knollwood Drive
Dover, Massachusetts  02030

(DIRECTOR)

       Mr. Birch has served as Chairman of the Board and President of the New America High Income Fund since 1992. Mr. Birch is also a director of Hyperion Funds.

WILLIAM F. D'ALONZO*                                              Age 47
-------------------

3711 Kennett Pike
P. O. Box 4166
Greenville, Delaware  19807

(VICE PRESIDENT AND DIRECTOR)

       Mr. D'Alonzo has served as a Vice President of the Companies since 1990. He has also served as Chief Investment Officer of Friess Associates, LLC and Friess Associates of Delaware, LLC, an affiliate of Friess Associates, LLC (the "Friess Companies") since 1997. Mr. D'Alonzo is a member of the Management Committee of the Friess Companies and he has been employed as an analyst for the Friess Companies and their predecessors since 1981, most recently as Chief Investment Officer. Friess Associates, LLC and its predecessor have been the investment adviser for each of the Funds since each Fund's inception.

FOSTER S. FRIESS*                                                 Age 61
----------------

115 East Snow King Avenue
P. O. Box 576
Jackson, Wyoming  83001

(PRESIDENT, TREASURER AND DIRECTOR)

       Mr. Friess has served as President, Treasurer and Chairman of the Board of Directors of Brandywine Fund, Inc. since 1985 and Brandywine Blue Fund, Inc. since 1990. He is the Chief Executive Officer of the Friess Companies and was the President and Chairman of the Board of the predecessor to Friess Associates, LLC, which he co-founded in 1974 with his wife, Lynnette E. Friess. He has also served as President and Chairman of the Board of Friess Associates of Delaware, LLC since 1993. Mr. Friess is Chairman of the Management Committee of the Friess Companies. Friess Associates, LLC and its predecessor have been the investment adviser for each of the Funds since each Fund's inception.

CHARLES QUENTIN SWEETING JACKSON                                  Age 58
--------------------------------

1201 Market Street
Suite 1200
Wilmington, Delaware  19801

(DIRECTOR)

       Mr. Jackson is President and Chief Executive Officer of Nuclear Electric Insurance Limited. He has been employed with such company since 1987.

STUART A. MCFARLAND                                               Age 54
-------------------

1500 K Street, NW
Suite 600
Washington, D.C.  20016

(DIRECTOR)

       Mr. McFarland is the President and Chief Executive Officer of Pedestal, Inc., an internet based secondary mortgage market trading platform based in Washington, D.C. He has been employed with such company since July 1999. From December 1997 through July 1999, Mr. McFarland was a senior partner of Federal City Capital Advisors, Washington, D.C., a merchant banking firm. Prior to joining Federal City Capital Advisors, Mr. McFarland was an officer of G.E. Capital.

W. RICHARD SCARLETT III                                           Age 62
-----------------------

United Bancorporation of Wyoming, Inc.
P. O. Box 15150
Jackson Hole, Wyoming  83001

(DIRECTOR)

       Mr. Scarlett is Chairman, President and Chief Executive Officer of United Bancorporation of Wyoming, Inc. He has been employed with such company since 1981.

MARVIN N. SCHOENHALS                                              Age 54
--------------------

WSFS
838 Market Street
Wilmington, Delaware  19801

(DIRECTOR)

       Mr. Schoenhals is President and Chairman of WSFS Financial Corp., a bank holding company. He has served on the Boards of Directors of Brandywine Fund, Inc. and Brandywine Blue Fund, Inc. since 1998.

JAMES W. ZUG                                                      Age 61
------------

1164 St. Andrews Road
Bryn Mawr, Pennsylvania  19010

(DIRECTOR)


       Mr. Zug is a retired Senior Partner/International Managing Director of PricewaterhouseCoopers LLP. He was employed with PricewaterhouseCoopers LLP from 1964 through his retirement in 2000. Mr. Zug is a director of SPS Technologies, Inc.



LYNDA J. CAMPBELL                                                 Age 56
-----------------

3711 Kennett Pike
Greenville, Delaware

(VICE PRESIDENT AND SECRETARY)

       Ms. Campbell has served as Vice President of the Companies since May, 1998 and as Secretary since 1990. She is also an employee of the Friess Companies and has been employed in various capacities with such firms and their predecessors since November, 1985.

CARL S. GATES                                                     Age 69
-------------

3711 Kennett Pike
Greenville, Delaware  19807

(VICE PRESIDENT)

       Mr. Gates has been an analyst for the Friess Companies since 1988. He has served as a Vice President of the Companies since April, 1994.

PAUL R. ROBINSON                                                  Age 78
----------------

3711 Kennett Pike
Greenville, Delaware  19807

(VICE PRESIDENT AND ASSISTANT SECRETARY)

       Mr. Robinson has been a consultant for the Friess Companies since June, 1985. He has served as a Vice President of the Funds since 1990.

--------------------

* Messrs. D'Alonzo and Friess are "interested persons" of the Companies as that term is defined in the Act by reason of their being officers of the Companies and employees of the Friess Companies.

       During the fiscal year ended September 30, 2001, the Brandywine Fund paid $43,805 in directors' fees to the Companies' disinterested directors, Brandywine Blue Fund paid $11,431 in directors' fees to the Companies' disinterested directors and Brandywine Advisors Fund paid $6,816 in directors' fees to the Companies disinterested directors. The standard method of compensating directors of the Companies is for Brandywine Fund, Brandywine Blue Fund and Brandywine Advisors Fund to pay each disinterested director an annual fee of $20,000, $5,000 and $2,500, respectively. Directors may elect to defer the receipt of some or all of the compensation they earn as directors. Amounts deferred increase or decrease in value as if they had been invested in shares of the applicable Fund. Each of the Funds also may reimburse directors for travel expenses incurred in order to attend meetings of the Boards of Directors.

       The table below sets forth the compensation paid by the Fund to each of the directors of the Company during the fiscal year ended September 30, 2001:

                               COMPENSATION TABLE
                                                              Pension or
                                                              Retirement                                 Total
                                                           Benefits Accrued   Estimated Annual       Compensation
                                          Aggregate               As              Benefits           from Fund and
                                        Compensation         Part of Fund           Upon          Fund Complex(1)(2)
          Name of Person                From Fund(1)           Expenses          Retirement        Paid to Directors
          --------------                ------------           --------          ----------        -----------------
Robert F. Birch(4)                           $0                   $0                 $0                   $0

John E. Burris(3) (4)                      $2,272                 $0                 $0                 $20,684

William F. D'Alonzo(4)                       $0                   $0                 $0                   $0

Foster S. Friess                             $0                   $0                 $0                   $0

Charles Quentin Sweeting Jackson(4)          $0                   $0                 $0                   $0

Stuart A. McFarland(4)                       $0                   $0                 $0                   $0

Stig Ramel(3) (4)                          $2,272                 $0                 $0                 $20,684

W. Richard Scarlett III(4)                   $0                   $0                 $0                   $0

Marvin N. Schoenhals(3)                    $2,272                 $0                 $0                 $20,684

James W. Zug(4)                              $0                   $0                 $0                   $0

---------------
(1)      Includes amounts deferred at the election of the director.
(2)      Brandywine Fund, Brandywine Blue Fund and Brandywine Advisors Fund were the only funds in the Fund Complex during the fiscal year ended
         September 30, 2001.
(3)      At September 30, 2001 the total amount of deferred compensation payable to each of Mr. Burris, Mr. Ramel and Mr. Schoenhals was $2,272.


                                       8

(4) Messrs. Birch, D'Alonzo, Jackson, McFarland, Scarlett and Zug were elected to the Companies' Boards of Directors on October 24, 2001.
         Messrs. Burris and Ramel chose not to stand for re-election.

       The Companies and Friess Associates, LLC, the Fund's investment adviser have adopted a code of ethics pursuant to Rule 17j-1 under the Act. The code of ethics permits personnel subject thereto to invest in securities, including securities that may be purchased or held by the Fund. The code of ethics generally prohibits, among other things, persons subject thereto from purchasing or selling securities if they know at the time of such purchase or sale that the security is being considered for purchase or sale by the Fund or is being purchased or sold by the Fund.

                             PRINCIPAL STOCKHOLDERS

       At December 31, 2001, all officers and directors of the Company as a group (11 persons) beneficially owned 13,499,433 shares of common stock of the Fund, or 93.82% of the then outstanding shares. At such date, Foster S. Friess and Lynette E. Friess, P.O. Box 4166, Greenville, Delaware 19807, owned 13,474,433 shares of the Fund's common stock, or 93.65% of the then outstanding shares. As a result of their holdings, Foster and Lynette Friess control the Fund. Foster and Lynette Friess own sufficient shares of the Fund to approve or disapprove all matters brought solely before the shareholders of the Fund. Foster and Lynette Friess also own sufficient shares of the Fund and Brandywine Blue Fund to approve any matter, including the election of directors, for which shares of the Fund and Brandywine Blue Fund vote in the aggregate.

       Other than the foregoing, the Fund is not aware of any person who, as of December 31, 2001, owned of record or beneficially 5% or more of the shares of Brandywine Advisors Fund.

                       INVESTMENT ADVISER AND SUB-ADVISER

                               Investment Adviser

       The investment adviser to the Fund is Friess Associates, LLC (formerly Friess Associates, Inc.) (the "Adviser"). Affiliated Managers Group, Inc. ("AMG") is the managing member of the Adviser. Prior to October 31, 2001, the Adviser performed all investment advisory services for the Fund pursuant to an investment advisory agreement between the Fund and the Adviser (the "Advisory Agreement"). Effective October 31, 2001, the Fund's investment advisory agreement allows the Adviser to delegate some or all of its responsibilities to one or more sub-advisers. The Adviser furnishes continuous investment advisory services and management to the Fund. The Adviser supervises and manages the investment portfolio of the Fund and, subject to such policies as the Board of Directors of the Company may determine, directs the purchase or sale of investment securities in the day-to-day management of the Fund's investment portfolio. The Adviser at its own expense and without reimbursement from the Fund, furnishes office space and all necessary office facilities, equipment and executive personnel for managing the investments of the Fund and pays salaries and fees of all officers and directors of the Company (except the fees paid to directors who are not interested persons of the Adviser).

       During the fiscal year ended September 30, 2001, the Fund paid the Adviser investment advisory fees of $277,674.1

       The Fund pays all of its expenses not assumed by the Adviser including, but not limited to, the costs of preparing and printing its registration statement required under the Securities Act of 1933 and the Act and any amendments thereto, the expense of registering its shares with the Securities and Exchange Commission and in the various states, the printing and distribution cost of prospectuses mailed to existing stockholders, the cost of stock certificates, director and officer liability insurance, reports to stockholders, reports to government authorities and proxy statements, interest charges, brokerage commissions, and expenses incurred in connection with portfolio transactions. Such expenses may include administrative services performed by the Adviser for which the Adviser will be reimbursed by the Fund. During the fiscal year ended September 30, 2001, the Adviser did not perform any administrative services for which it was reimbursed by the Fund.2

       The Fund also pays the fees of directors who are not interested persons of the Adviser, salaries of administrative and clerical personnel, association membership dues, auditing and accounting services, fees and expenses of any custodian or trustees having custody of assets of the Fund, expenses of calculating the Fund's net asset value and repurchasing and redeeming shares, and charges and expenses of dividend disbursing agents, registrars, and stock transfer agents, including the cost of keeping all necessary stockholder records and accounts and handling any problems related thereto.

       The Adviser has undertaken to reimburse the Fund to the extent that the aggregate annual operating expenses, including the investment advisory fee but excluding interest, taxes, brokerage commissions and extraordinary items, exceed that percentage of the average net assets of the Fund for such year, as determined by valuations made as of the close of each business day of the year, which is the most restrictive percentage provided by the state laws of the various states in which the Fund's shares are qualified for sale, or if the states in which the Fund's shares are qualified for sale impose no such restrictions, 1.95%. As of the date hereof, no such state law provision was applicable to the Fund. The Fund monitors its expense ratio at least on a monthly basis. If the accrued amount of the expenses of the Fund exceeds the applicable expense limitation, the Fund creates an account receivable from the Adviser for the amount of such excess. In such a situation the monthly payment of the Adviser's fee will be reduced by the amount of such excess, subject to adjustment month by


--------
         1 The Fund did not pay any investment advisory fees to the Adviser prior to the fiscal year ended September 30, 2001 since the Fund did not commence operations until October 1, 2000.

         2 The Adviser did not perform any administrative services prior to the fiscal year ended September 30, 2001 for which it was reimbursed by the Fund since the Fund did not commence operations until October 1, 2000.

month during the balance of the Fund's fiscal year if accrued expenses thereafter fall below this limit. No reimbursement was required during the fiscal year ended September 30, 2001.3

       The Advisory Agreement will remain in effect as long as its continuance is specifically approved at least annually, by (i) the Board of Directors of the Company, or by the vote of a majority (as defined in the Act) of the outstanding shares of the Fund, and (ii) by the vote of a majority of the directors of the Company who are not parties to the Advisory Agreement or interested persons of the Adviser, cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement provides that it may be terminated at any time without the payment of any penalty, by the Board of Directors of the Company or by vote of a majority of the applicable Fund's stockholders, on sixty days written notice to the Adviser, and by the Adviser on the same notice to the Fund and that it shall be automatically terminated if it is assigned.

       The Advisory Agreement provides that the Adviser shall not be liable to the Fund or its stockholders for anything other than willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations or duties. The Advisory Agreement also provides that the Adviser and its officers, directors and employees may engage in other businesses, devote time and attention to any other business whether of a similar or dissimilar nature, and render investment advisory services to others.

                                   Sub-Adviser

       The sub-adviser to the Fund is Friess Associates of Delaware, LLC (the "Sub-Adviser"). AMG is the managing member of the Sub-Adviser. Pursuant to sub-advisory agreements between the Fund, the Adviser and the Sub-Adviser ("the Sub-Advisory Agreements"), the Sub-Adviser is responsible for managing the investment and reinvestment of the Fund's assets and will take such steps as may be necessary to implement its investment decisions to the extent such authority has been delegated to it by the Adviser. Under the Sub-Advisory Agreements, the Sub-Adviser, at its own expense and without reimbursement from the Company or the Fund, shall furnish office space, and all necessary office facilities, equipment and executive personnel for performing the duties delegated to it. For its services to the Fund, the Adviser, not the Fund, pays the Sub-Adviser's fees.

       The Sub-Advisory Agreement will remain in effect for an initial two-year term and indefinitely thereafter as long as its continuance is specifically approved at least annually by (i) the Board of Directors of the Company, or by the vote of a majority (as defined in the Act) of the outstanding shares of the Fund, and (ii) by the vote of a majority of the directors of the applicable Company who are not interested parties to the Sub-Advisory Agreement or interested persons of the Sub-Adviser, cast in person at a meeting called for the purpose of voting on such approval. The Sub-Advisory Agreement provides that it may be terminated at any time without payment of any penalty, by any party immediately upon written notice to the

---------------
         3 No reimbursement was required prior to the fiscal year ended September 30, 2001 since the Fund did not commence operations until October 1, 2000.

other parties in the event of a breach of any provision of the Sub-Advisory Agreement by the party so notified, or otherwise upon giving thirty days' written notice to the other parties, and that it shall be automatically terminated if it is assigned.

       The Sub-Advisory Agreement provides that the Sub-Adviser shall not be liable to the Fund or its stockholders for anything other than willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations or duties. The Sub-Advisory Agreement also provides that the Sub-Adviser and its officers, directors and employees may engage in other businesses, devote time and attention to any other business whether of a similar or dissimilar nature, and render investment advisory services to others.

                                SERVICE AGREEMENT


       The Fund has entered into a Service Agreement with Fiduciary Management, Inc., 225 East Mason Street, Milwaukee, Wisconsin 53202. Pursuant to such Service Agreement, Fiduciary Management, Inc. serves as the Fund's administrator and in this capacity is responsible for (a) calculating daily the Fund's net asset value, (b) recordkeeping and (c) preparing financial statements, excise tax returns and reports required by the Securities and Exchange Commission. For these services the Fund pays Fiduciary Management, Inc. a negotiated annual fee and varying fees for blue sky filing services. For the fiscal year ending September 30, 2001 the Fund paid Fiduciary Management, Inc. $20,000, pursuant to the Service Agreement.4

       The Service Agreement may be terminated at any time by either the Fund or Fiduciary Management, Inc. upon 90 days written notice. The Service Agreement provides that Fiduciary Management, Inc. shall not be liable to the Fund, the Adviser or any stockholders of the Fund for anything other than willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations or duties. Fiduciary Management, Inc. performs similar services for other investment companies.

                DETERMINATION OF NET ASSET VALUE AND PERFORMANCE

       The net asset value of the Fund will normally be determined as of the close of trading on each day the New York Stock Exchange is open for trading. The New York Stock Exchange is open for trading Monday through Friday except New Year's Day, Dr. Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Additionally, if any of the aforementioned holidays falls on a Saturday, the New York Stock Exchange will not be open for trading on the preceding Friday and when any such holiday falls on a Sunday, the New York Stock Exchange will not be open for trading on the succeeding Monday, unless unusual business conditions exist, such as the ending of a monthly or the yearly accounting period. The New York Stock Exchange also may be closed on national days of mourning.


--------------
         4 Prior to September 30, 2001, the Fund did not pay any fees to Fiduciary Management, Inc. pursuant to the Service Agreement since it did not commence operations until October 1, 2000.

       The net asset value (or "price") per share of the Fund is determined by dividing the total value of the Fund's investments and other assets less any liabilities, by the number of its outstanding shares. In calculating the Fund's net asset value, securities traded on any national stock exchange or quoted on the NASDAQ National Market System are valued on the basis of the last sale price on the date of valuation or, in the absence of any sale on that date, the most recent bid price. Other securities are valued at the most recent bid price, if market quotations are readily available. Debt securities (other than short term instruments) are valued at the latest bid prices furnished by independent pricing services. Any securities for which there are no readily available market quotations and other assets are valued at their fair value as determined in good faith by the Board of Directors. Securities with maturities of 60 days or less are valued at amortized cost.

       From time to time the Fund may provide performance information in advertisements, sales literature or information to stockholders. Fund performance may be quoted numerically or may be represented in a table, graph or other illustration by presenting one or more performance measurements, including total return and average annual compounded rate of return. The Fund's average annual compounded rate of return is the rate of return which, if applied to an initial investment in the Fund at the beginning of a stated period and compounded annually over the period, would result in the redeemable value of the investment in the Fund at the end of the stated period. The performance information quoted by the Fund ignores individual income tax consequences to stockholders.

       Any total rate of return quotation for the Fund will be for a period of three or more months and will assume the reinvestment of all dividends and capital gains distributions which were made by the Fund during that period. Any period total rate of return quotation of the Fund will be calculated by dividing the net change in value of a hypothetical stockholder account established by an initial payment of $1,000 at the beginning of the period by 1,000. The net change in the value of a stockholder account is determined by subtracting $1,000 from the product obtained by multiplying the net asset value per share at the end of the period by the sum obtained by adding (A) the number of shares purchased at the beginning of the period plus (B) the number of shares purchased during the period with reinvested dividends and distributions. Any average annual compounded rate of return quotation of the Fund will be calculated by dividing the redeemable value at the end of the period (i.e., the product referred to in the preceding sentence) by $1,000. A root equal to the period, measured in years, in question is then determined and 1 is subtracted from such root to determine the average annual compounded total rate of return.

       The foregoing computation may also be expressed by the following formula:

                                        n
                                  P(1+T)  = ERV

                       P  =    a hypothetical initial payment of $1,000

                       T  =    average annual total return

                       n  =    number of years

                     ERV  =    ending redeemable value of a hypothetical
                               $1,000 payment made at the beginning of the stated periods at the end of the stated periods.


       The average annual compounded rate of return for the Fund for the period from October 31, 20005 through September 30, 2001 is -22.09%.

       The results below show the value of an assumed initial investment in the Fund of $100,000 made on October 31, 2000 through December 31, 2001, assuming reinvestment of all dividends and distributions:

December 31           Value of $100,000 Investment         Cumulative % Change
-----------           ----------------------------         -------------------
2000                           $102,672                          2.7%
2001                            $82,920                        -17.1%

       The above performance results are historical and should not be considered indicative of the future performance of the Fund. An investment in the Fund will fluctuate in value, and at redemption its value may be more or less than the initial investment.

       The Fund may compare its performance to other mutual funds with similar investment objectives and to the industry as a whole, as quoted by ranking services and publications of general interest. For example, this may include Morningstar, Inc. and Lipper Analytical Services, Inc. (independent fund ranking services) and magazines, such as Money, Forbes and Business Week. In addition, the Fund may compare its performance to that of other selected mutual funds or recognized market indicators, including the Standard & Poor's 500 Stock Index, S&P MidCap 400 Index, Russell 2000 Index, Nasdaq Industrials Index and the Dow Jones Industrial Average. Such performance rankings or comparisons may be made with mutual funds that may have different investment restrictions, objectives, policies or techniques than the Fund, and such other funds or market indicators may be comprised of securities that differ from those the Fund holds or may purchase.


--------------
         5 The effective date of the Fund's registration statement was October 31, 2000.

                             DISTRIBUTION OF SHARES

       The Fund has adopted a Service and Distribution Plan (the "Plan") in anticipation that the Fund will benefit from the Plan through increased sales of shares, thereby reducing the Fund's expense ratio and providing the Adviser with greater flexibility in management. The Plan provides that the Fund may incur certain costs which may not exceed a maximum amount equal to 0.25% per annum of the Fund's average daily net assets. Payments made pursuant to the Plan may only be used to pay distribution expenses incurred in the current year. Amounts paid under the Plan by the Fund may be spent by the Fund on any activities or expenses primarily intended to result in the sale of shares of the Fund, including but not limited to, advertising, compensation for sales and sales marketing activities of financial institutions and others, such as dealers or distributors, shareholder account servicing, the printing and mailing of prospectuses to other than current stockholders, and the printing and mailing of sales literature. Distribution expenses may be authorized by the officers of the Company or the Fund's distributor. The Fund's distributor is Quasar Distributors, LLC, 615 East Michigan Street, Milwaukee, Wisconsin 53202. To the extent any activity financed by the Plan is one which the Fund may finance without a 12b-1 plan, the Fund may also make payments to finance such activity outside of the Plan and not be subject to its limitations.

       The Plan may be terminated by the Fund at any time by a vote of the directors of the Company who are not interested persons of the Company and who have no direct or indirect financial interest in the Plan or any agreement related thereto (the "Rule 12b-1 Directors") or by a vote of a majority of the outstanding shares of the Fund. Messrs. Burris, Ramel and Schoenhals are currently the Rule 12b-1 Directors. Any change in the Plan that would materially increase the distribution expenses of the Fund provided for in the Plan requires approval of the stockholders of the Fund and the Board of Directors, including the Rule 12b-1 Directors.

       While the Plan is in effect, the selection and nomination of directors who are not interested persons of the Company will be committed to the discretion of the directors of the Company who are not interested persons of the Company. The Board of Directors of the Company must review the amount and purposes of expenditures pursuant to the Plan quarterly as reported to it by a distributor, if any, or officers of the Company. The Plan will continue in effect for as long as its continuance is specifically approved at least annually by the Board of Directors, including the Rule 12b-1 Directors. During the fiscal year ended September 30, 2001, the Fund incurred distribution costs of $69,418 under the Plan. Of this amount, $6,378 was spent on advertising and promotional expenses, $15,231 was spent on printing and mailing of prospectuses to other than current shareholders, $34,059 was paid to broker-dealers and $13,750 was paid to Quasar Distributors, LLC.

                               PURCHASE OF SHARES

       The Fund has adopted procedures pursuant to Rule 17a-7 under the Act pursuant to which the Fund may effect a purchase and sale transaction with an affiliated person of the Fund (or an affiliated person of such an affiliated person) in which the Fund issues its shares in exchange for securities of a character which is a permitted investment for the Fund. For purposes of determining the number of shares of the Fund to be issued, the securities to be exchanged will be valued in accordance with the requirements of Rule 17a-7. No such transactions will be made with respect to any person in which an affiliated person of the Fund has a beneficial interest.

                              REDEMPTION OF SHARES

       A stockholder's right to redeem shares of the Fund will be suspended and the stockholder's right to payment postponed for more than seven days for any period during which the New York Stock Exchange is closed because of financial conditions or any other extraordinary reason and may be suspended for any period during which (a) trading on the New York Stock Exchange is restricted pursuant to rules and regulations of the Securities and Exchange Commission, (b) the Securities and Exchange Commission has by order permitted such suspension or (c) such emergency, as defined by rules and regulations of the Securities and Exchange Commission, exists as a result of which it is not reasonably practicable for the Fund to dispose of its securities or to determine fairly the value of its net assets.

                        ALLOCATION OF PORTFOLIO BROKERAGE

       Decisions to buy and sell securities for the Fund are made by the Adviser subject to review by the Company's Board of Directors. In placing purchase and sale orders for portfolio securities for the Fund, it is the policy of the Adviser to seek the best execution of orders at the most favorable price in light of the overall quality of brokerage and research services provided, as described in this and the following paragraph. In selecting brokers to effect portfolio transactions, the determination of what is expected to result in best execution at the most favorable price involves a number of largely judgmental considerations. Among these are the Adviser's evaluation of the broker's efficiency in executing and clearing transactions, block trading capability (including the broker's willingness to position securities) and the broker's financial strength and stability. The most favorable price to the Fund means the best net price without regard to the mix between purchase or sale price and commission, if any. Over-the-counter securities are generally purchased and sold directly with principal market makers who retain the difference in their cost in the security and its selling price (i.e. "markups" when the market maker sells a security and "markdowns" when the market maker buys a security). In some instances, the Adviser feels that better prices are available from non-principal market makers who are paid commissions directly. While some brokers with whom the Fund effects portfolio transactions may recommend the purchase of the Fund's shares, the Adviser will not allocate portfolio brokerage on the basis of recommendations to purchase shares of the Fund.

       In allocating brokerage business for the Fund, the Adviser also takes into consideration the research, analytical, statistical and other information and services provided by the broker, such as general economic reports and information, reports or analyses of particular companies or industry groups, market timing and technical information, and the availability of the brokerage firm's analysts for consultation. While the Adviser believes these services have substantial value, they are considered supplemental to the Adviser's own efforts in the performance of its duties under the Advisory Agreement. Other clients of the Adviser may indirectly benefit from the availability of these services to the Adviser, and the Fund may indirectly benefit from services available to the Adviser as a result of transactions for other clients. The Advisory Agreement provides that the Adviser may cause a Fund to pay a broker which provides brokerage and research services to the Adviser a commission for effecting a securities transaction in excess of the amount another broker would have charged for effecting the transaction, if the Adviser determines in good faith that such amount of commission is reasonable in relation to the value of brokerage and research services provided by the executing broker viewed in terms of either the particular transaction or the Adviser's overall responsibilities with respect to the Fund and the other accounts as to which it exercises investment discretion.

       During the fiscal year ended September 30, 2001, the Fund paid brokerage commissions of $302,074 on transactions of $153,112,612 for which brokerage commissions were paid. Of these brokerage commissions paid by the Fund, all but $16,203 on transactions of $7,610,369 were paid to brokers who provided research services to the Adviser.

                                    CUSTODIAN

       U.S. Bank, N.A., 425 Walnut Street, Cincinnati, Ohio 45202, acts as custodian for the Fund. As such, U.S. Bank, N.A. holds all securities and cash of the Fund, delivers and receives payment for securities sold, receives and pays for securities purchased, collects income from investments and performs other duties, all as directed by officers of the Company. U.S. Bank, N.A. does not exercise any supervisory function over the management of the Fund, the purchase and sale of securities or the payment of distributions to stockholders. U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, Milwaukee, Wisconsin, 53202, an affiliate of U.S. Bank, N.A., acts as the Fund's transfer agent and dividend disbursing agent.

                                      TAXES

       The Fund intends to qualify annually for and elect tax treatment applicable to a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. If the Fund fails to qualify as a regulated investment company under Subchapter M in any fiscal year, it will be treated as a corporation for federal income tax purposes. As such, the Fund would be required to pay income taxes on its net investment income and net realized capital gains, if any, at the rates generally applicable to corporations. In such event stockholders of the Fund would not be liable for income tax on the Fund's net investment income or net realized capital gains in their individual capacities. Distributions to stockholders, whether from the Fund's net investment income or net realized capital gains, would be treated as taxable dividends to the extent of accumulated earnings and profits of the Fund.

       The Fund intends to distribute substantially all of its net investment income and net capital gains each fiscal year. Dividends from the Fund's net investment income, including short-term capital gains, are taxable to stockholders as ordinary income, while distributions from the Fund's net realized long-term capital gains are taxable as long-term capital gains regardless of the stockholder's holding period for the shares. Distributions from the Fund are taxable to stockholders, whether received in cash or in additional Fund shares. A portion of the income distributions of the Fund may be eligible for the 70% dividends-received deduction for domestic corporate stockholders.

       The Fund has $155,150 of a capital loss carryover which expires September 30, 2009. To the extent the Fund realizes future net capital gains, those gains will be offset by any unused capital loss carryover.

       Any dividend or capital gains distribution paid shortly after a purchase of Fund shares will have the effect of reducing the per share net asset value of such shares by the amount of the dividend or distribution. Furthermore, if the net asset value of the Fund shares immediately after a dividend or distribution is less than the cost of such shares to the stockholder, the dividend or distribution will be taxable to the stockholder even though it results in a return of capital to him.

       Redemptions of shares will generally result in a capital gain or loss for income tax purposes. Such capital gain or loss will be long term or short term, depending upon the holding period. However, if a loss is realized on shares held for six months or less, and the stockholder received a capital gain distribution during that period, then such loss is treated as a long-term capital loss to the extent of the capital gain distribution received.

       The Fund may be required to withhold Federal income tax at a rate of 30% ("backup withholding") from dividend payments and redemption proceeds if a stockholder fails to furnish the Fund with his social security or other tax identification number and certify under penalty of perjury that such number is correct and that he is not subject to backup withholding due to the underreporting of income. The certification form is included as part of the share purchase application and should be completed when the account is opened.

       This section is not intended to be a complete discussion of present or proposed federal income tax laws and the effects of such laws on an investor. Investors are urged to consult their own tax advisers for a complete review of the tax ramifications of an investment in the Fund.

                              STOCKHOLDER MEETINGS

       The Maryland General Corporation Law permits registered investment companies, such as the Company, to operate without an annual meeting of stockholders under specified circumstances if an annual meeting is not required by the Act. The Company has adopted the appropriate provisions in its Bylaws and may, at its discretion, not hold an annual meeting in any year in which the election of directors is not required to be acted on by stockholders under the Act.

       The Company's Bylaws also contain procedures for the removal of directors by its stockholders. At any meeting of stockholders, duly called and at which a quorum is present, the stockholders may, by the affirmative vote of the holders of a majority of the votes entitled to be cast thereon, remove any director or directors from office and may elect a successor or successors to fill any resulting vacancies for the unexpired terms of removed directors.

       Upon the written request of the holders of shares entitled to not less than ten percent (10%) of all the votes entitled to be cast at such meeting, the Secretary of the Company shall promptly call a special meeting of stockholders for the purpose of voting upon the question of removal of any director. Whenever ten or more stockholders of record who have been such for at least six months preceding the date of application, and who hold in the aggregate either shares having a net asset value of at least $25,000 or at least one percent (1%) of the total outstanding shares, whichever is less, shall apply to the Company's Secretary in writing, stating that they wish to communicate with other stockholders with a view to obtaining signatures to a request for a meeting as described above and accompanied by a form of communication and request which they wish to transmit, the Secretary shall within five business days after such application either: (1) afford to such applicants access to a list of the names and addresses of all stockholders as recorded on the books of such Company; or
(2) inform such applicants as to the approximate number of stockholders of record and the approximate cost of mailing to them the proposed communication and form of request.

       If the Secretary elects to follow the course specified in clause (2) of the last sentence of the preceding paragraph, the Secretary, upon the written request of such applicants, accompanied by a tender of the material to be mailed and of the reasonable expenses of mailing, shall, with reasonable promptness, mail such material to all stockholders of record at their addresses as recorded on the books unless within five business days after such tender the Secretary shall mail to such applicants and file with the Securities and Exchange Commission, together with a copy of the material to be mailed, a written statement signed by at least a majority of the Board of Directors to the effect that in their opinion either such material contains untrue statements of fact or omits to state facts necessary to make the statements contained therein not misleading, or would be in violation of applicable law, and specifying the basis of such opinion.

       After opportunity for hearing upon the objections specified in the written statement so filed, the Securities and Exchange Commission may, and if demanded by the Board of Directors or by such applicants shall, enter an order either sustaining one or more of such objections or refusing to sustain any of them. If the Securities and Exchange Commission shall enter an order refusing to sustain any of such objections, or if, after the entry of an order sustaining one or more of such objections, the Securities and Exchange Commission shall find, after notice and opportunity for hearing, that all objections so sustained have been met, and shall enter an order so declaring, the Secretary shall mail copies of such material to all stockholders with reasonable promptness after the entry of such order and the renewal of such tender.

                                CAPITAL STRUCTURE

       Brandywine Blue Fund, Inc. has authorized capital of 200,000,000 shares of common stock, of which 100,000,000 shares have been allocated to Brandywine Blue Fund and 100,000,000 shares have been allocated to Brandywine Advisors Fund. Each outstanding share entitles the holder to one vote. Generally shares are voted in the aggregate and not by each Fund, except where class voting by each Fund is required by Maryland law or the Act (e.g. change in investment policy or approval of an investment advisory agreement).

       The shares of each of Brandywine Advisors Fund and Brandywine Blue Fund have the same preferences, limitations and rights, except that all consideration received from the sale of shares of each Fund, together with all income, earnings, profits and proceeds thereof, belong to that Fund and are charged with the liabilities in respect to that Fund and of that Fund's share of the general liabilities of the Company in the proportion that the total net assets of the Fund bears to the total net assets of both Funds. The net asset value per share of each Fund is based on the assets belonging to that Fund less the liabilities charged to that Fund, and dividends are paid on each Fund only out of lawfully available assets belonging to that Fund. In the event of liquidation or dissolution of the Company, the stockholders of each Fund will be entitled, out of the assets of the Company available for distribution, to the assets belonging to such Fund.

       There are no conversion or sinking fund provisions applicable to the shares of either Fund. Shares of each Fund have no preemptive, conversion, subscription or cumulative voting rights. Consequently, the holders of more than 50% of the Company's shares voting for the election of directors can elect the entire Board of Directors, and in such event, the holders of the remaining shares voting will not be able to elect any person to the Board of Directors.

       The shares of each Fund are redeemable and transferable. All shares issued and sold by the Funds will be fully paid and nonassessable. Fractional shares have the same rights proportionately as full shares.

       The Company will not issue certificates evidencing shares of Brandywine Advisors Fund. Each stockholder's account will be credited with the number of shares purchased, relieving such stockholders of responsibility for safekeeping of certificates and the need to deliver them upon redemption. Written confirmations are issued for all purchases of shares of Brandywine Advisors Fund.

                             INDEPENDENT ACCOUNTANTS

       PricewaterhouseCoopers LLP, 100 East Wisconsin Avenue, Suite 1500, Milwaukee, Wisconsin 53202, currently serves as the independent accountants for the Fund.

                        DESCRIPTION OF SECURITIES RATINGS

       The Fund may invest in publicly distributed debt securities assigned one of the three highest ratings of either Standard & Poor's Corporation ("Standard & Poor's") or Moody's Investors Service, Inc. ("Moody's"). A brief description of the ratings symbols and their meanings follows.

       Standard & Poor's Debt Ratings. A Standard & Poor's corporate debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers or lessees.

       The debt rating is not a recommendation to purchase, sell or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

       The ratings are based on current information furnished by the issuer or obtained by Standard & Poor's from other sources it considers reliable. Standard & Poor's does not perform any audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or for other circumstances.

       The ratings are based, in varying degrees, on the following considerations:

       I. Likelihood of default - capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation;

       II.    Nature of and provisions of the obligation;

       III. Protection afforded by, and relative position of the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights;

       AAA - Debt rated AAA has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

       AA - Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

       A - Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in the higher rated categories.

       BBB - Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

       Moody's Bond Ratings.

       Aaa - Bonds which are rated Aaa are judged to be the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large, or by an exceptionally stable, margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

       Aa - Bonds which are Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

       A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

       Baa - Bonds which are rated Baa are considered as medium grade obligations; (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

       Moody's applies numerical modifiers 1, 2 and 3 in each of the foregoing generic rating classifications. The modifier 1 indicates that the company ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the company ranks in the lower end of its generic rating category.